SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2004

TIPPERARY CORPORATION
(Exact name of registrant as specified in its charter)

TEXAS	1-7796	75-1236955
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

633 Seventeenth Street, Suite 1550
Denver, Colorado  80202
(Address of principal executive offices) (Zip Code)

303-293-9379

Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement
Signature
Exhibit Index
EX - 10.101 Settlement Agreement & Mutual Release dated October 30, 2004

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 30, 2004, Tipperary Corporation (“Tipperary”) and its subsidiaries, Tipperary Oil & Gas Australia Pty Ltd (“TOGA”), Tipperary Oil & Gas Corporation, Tipperary CSG, Inc. and Tipperary Queensland, Inc. (collectively “Tipperary Parties”) entered into an agreement with Tri-Star Petroleum Company (“Tri-Star”) and its owners (collectively “Tri-Star Parties”) to settle their litigation related to the Comet Ridge coalseam gas project in Queensland, Australia (“Project”).  TOGA is the Project’s majority working interest owner and current operator of the Project (under a court-ordered temporary injunction).  Tri-Star holds 100% of the registered titles, a 2.25% working interest and, among other claims, sought in the litigation to be reinstated as Project operator.

The terms of the settlement provide for the dismissal with prejudice of all claims by the Tipperary Parties and the Tri-Star Parties in all current litigation proceedings in the United States and Queensland, and mutual releases.  Dismissal of all actions occurs upon Tri-Star formally assigning registered title in all Project tenements, its 2.25% working interest and certain other rights to the Tipperary Parties. Tri-Star will retain an overriding royalty equivalent to 1.5%, and two unaffiliated intervenors in the litigation will hold 4.09% of the registered titles. Concurrent with the transfer of rights by Tri-Star, the Tipperary Parties will pay $5 million to the Tri-Star Parties. The assignments and related actions recognize TOGA as the Project operator, and also provide it with the majority interest in all registered titles to the Project tenements.  Tipperary Queensland is a new Tipperary wholly-owned subsidiary that  will be assigned Tri-Star’s 2.25% working interest in the Project, subject to the retained overriding royalty interest.  Tri-Star will also hold other interests retained from a previous sale by it to a third party. Tipperary and TOGA anticipate using TOGA’s Australian loan facility and existing Tipperary cash to fund the $5 million payment to the Tri-Star parties.

The transfers of registered titles by Tri-Star pursuant to the settlement agreement require consents of certain Australian state and federal government officials, and the parties have agreed to take the necessary actions to obtain such consents. Should the consents not be granted within 45 days of the settlement agreement, either party may void the agreement, and the parties will proceed with the current litigation.

Filed herewith is the following:

Exhibit No.	Description

10.101	Settlement Agreement & Mutual Release dated October 30, 2004

SIGNATURE

                Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIPPERARY CORPORATON

By:	/s/ David L. Bradshaw
David L. Bradshaw, President,
Chief Executive Officer and
Chairman of the Board

Date: November 4, 2004

EXHIBIT INDEX

Exhibit No.	Description

10.101	Settlement Agreement & Mutual Release dated October 30, 2004